UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2016

NATE'S FOOD CO.

(Exact name of registrant as specified in its charter)

Colorado

(State or other jurisdiction of incorporation)

000-52831	46-3403755
(Commission File No.)	(IRS Employer Identification No.)

15151 Springdale Street Huntington Beach, California 92649
(Address of principal executive offices) (zip code)

(949) 381-1834
(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01 Other Events

On May 10th, 2016, the Company announced plans to open a new online store. The store will be open and taking orders beginning at 10:00 AM, Pacific Daylight Time, Tuesday, June 21st, 2016, reselling Nate's Homemade Pancake and Waffle Batter retail to the public. The Company has worked to open the online store in order to provide nationwide availability to our products, primarily to benefit consumers who may initially lack access through their local markets and grocery outlets. The store is located at www.nateshomemade.com.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nate's Food Co.

Dated: May 10, 2016.	By:	/s/ Nate Steck
	Name:	Nate Steck.
	Title:	CEO